UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11846	36-3853103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL	60014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 815-477-0424.

N/A

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1    Press Release of AptarGroup, Inc. dated April 16, 2003

ITEM 9.    REGULATION FD DISCLOSURE

The information included in this Current Report on Form 8-K is being furnished pursuant to Item 12, “Results of Operations and Financial Condition” pursuant to SEC Release No. 33-8216.

On April 16, 2003, AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended March 31, 2003. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AptarGroup, Inc.

Date:	April 21, 2003	By:	/s/ STEPHEN J. HAGGE
Stephen J. Hagge Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release of AptarGroup, Inc. dated April 16, 2003.